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INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 708677 10 9





Pennsylvania Commerce Bancorp, Inc.

THIS CERTIFIES THAT

is the owner of

FULLY PAID SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE OF

Pennsylvania Commerce Bancorp, Inc., Camp Hill, Pennsylvania, hereinafter called the "Corporation," transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation, as from time to time amended, which Certificate and Bylaws are on file at the office of the Corporation and are hereby expressly incorporated herein by reference, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
Pennsylvania Commerce Bancorp, Inc.
Countersigned and Registered:

REGISTRAR AND TRANSFER COMPANY
Cranford, NJ
Transfer Agent
and Registrar
By


Authorized Officer


By

Chairman of the Board

By

Executive Vice President




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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COMD
TEN ENTD
JT TEND
as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as
tenants in common

UNIF GIFT MIN ACTD....................Custodian...................
                                     (Cust)
(Minor)
                                    under Uniform Gifts to Minors
                                    Act................................

(State)

UNIF TRAN MIN ACTD....................Custodian...................
                                                       (Cust)
(Minor)
                                    under Uniform Transfers to Minors
                                    Act................................

(State)
Additional abbreviations may also be used though not in the above list.

For value received,.....................hereby sell, assign and transfer unto............................................................................

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
.........................................................................

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


.................................................................................
.................................................................................
......................................................................shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.................................................................
.........................................................................
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ......................................



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Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.